UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     FORM 8-K

                                   CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   July 17, 2007
                 Date of Report (Date of earliest event reported):


                               SCIENTIFIC ENERGY, INC.
              (Exact name of registrant as specified in its charter)


             Utah                     000-50559              87-0680657
(State or other jurisdiction  (Commission File Number)  (IRS Employer
       of incorporation)                                dentification No.)


                 27 Weldon Street, Jersey City, New Jersey     07306
                 (Address of principal executive offices)   (Zip Code)

                                    (201) 985-8100
               (Registrant's telephone number, including area code)

                                          N/A
            (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).








Item 1.01.   ENTRY INTO DEFINITIVE MATERIAL AGREEMENTS


As we reported on Form 8-K filed April 23, 2007, on April 21, 2007, Scientific Energy, Inc. (the "Company") entered into an Asset Purchase Agreement with PT Prima Jasa Energy, an Indonesian crude oil drilling and service corporation ("PJE"), for the acquisition of certain of PJE's assets, including heavy drilling equipment, facilities and certain contract rights associated with its crude oil drilling and service business. The purchase price for the assets was approximately $300,000.

On April 21, 2007, the Company also entered into a long-term Drilling Services Agreement (the "Services Agreement") with PJE, pursuant to which PJE will provide crude oil drilling and services to the Company. The Services Agreement commenced on May 1, 2007.



Item 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


The transactions contemplated by the Assets Purchase Agreement and Service Agreement as described above were completed on April 30, 2007. As a result of the consummation of the above transactions, the Company has ceased to be a shell company, as such term is defined in Rule 12b-2 under the Securities Exchange
Act of 1934, as amended.


Business of the Issuer
----------------------


Background
----------

Scientific Energy, Inc. (the "Company") was incorporated under the laws of the State of Utah on May 30, 2001. The Company had not engaged in material operations or realized revenues for several years. Prior to April 2006, the Company was to develop and manufacture various energy generation devices and energy efficient mechanisms for use in currently available products. The current business plan of the Company is to acquire energy related technologies, equipment and crude oil or natural gas fields in Asia crude oil rich countries.

On April 13, 2006, there was a change in control of the Company effected pursuant to a Share Purchase Agreement by and among Todd Crosland, Jana Meyer, Mark Clawson and Dale Gledhill (collectively the "Sellers"), and Kelton Capital Group Limited (the "Buyer"). Each of the Sellers was a director of the Company. Under the Share Purchase Agreement, the Buyer acquired from the Sellers an aggregate of 790,500 shares of the Company's issued and outstanding common stock, representing approximately 86.3% of the Company's outstanding shares at that time, for the aggregate cash purchase price of $539,929.

In connection with the change in control, the four members of the Company's Board of Directors, Todd Crosland, Jana Meyer, Mark Clawson and Dale Gledhill, tendered their resignations as the Company's directors and executive officers. On May 1, 2006, Mary Jiang was elected as a Director and Corporate Secretary (resigned on April 23, 2007). On May 8, 2006, Stanley Chan was elected as the Company's President, Chief Executive Officer, Chief Financial Officer and a Director.

We have not been involved in any bankruptcy, receivership or similar proceeding.


Description of Business
-----------------------

The Company had not engaged in material operations or realized revenues for several years. On April 13, 2006, Kelton Capital Group Ltd acquired a majority of the Company's issued and outstanding common stock. Prior to April 2006, the Company was to develop and manufacture various energy generation devices and energy efficient mechanisms for use in currently available products. The current business plan of the Company is to acquire energy related technologies, equipment and crude oil or natural gas fields in Asia crude oil rich countries.

The Company has purchased drilling rig and other equipment, but at present the Company does not have its own work force, and is currently dependent on a third party, PT Prima Jasa Energy, an Indonesian crude oil drilling and service firm, for the drilling, marketing, equipment maintenance and revenue collection services. The details are as below:

On April 21, 2007, the Company entered into an asset purchase agreement with PT Prima Jasa Energy ("PJE"), for the acquisition of certain of PJE's assets, including certain heavy drilling equipment, facilities and contract rights associated with its crude oil drilling and service business. The purchase price for the assets was approximately $300,000.

On April 21, 2007, the Company also entered into a long-term drilling services agreement (the "Services Agreement") with PJE, pursuant to which PJE will provide crude oil drilling and services to the Company. Under the agreement, PJE agrees to provide to, or procure the provision to the Company, by utilizing the equipment and other assets the Company purchased from the PJE under the Asset Purchase Agreement dated April 21, 2007, of the following services:

  (1) Drilling services under the operating contract rights the Company acquired from PJE under the Purchase Agreement;

  (2) Searching for and development of new clients on behalf of the Company;

  (3) Maintenance of the heavy equipment, tug and barge, and other assets the Company purchased from PJE under the Asset Purchase Agreement; and

  (4) Collection of accounts receivable under the operating contract rights on behalf of the Company.


Resources of Revenue
--------------------

Currently the Company generates revenue primarily from the service fees it earns when oil companies, all of which are in the Republic of Indonesia, engage PJE to provide drilling services for them. Pursuant to the Service Agreement dated April 21, 2006, the Company shall pay PJE (i) 10% of the collected service revenues (the "Collected Revenues") which PJE collected on behalf of the Company from clients, plus (ii) reimbursement of PJE's operating costs, which shall not exceed 75% of the Collected Revenues (collectively "Service Fees"). For the three months ended June 30, 2007, the Company's revenue from drilling services was $50,451. We are only in the beginning stages of our revenue generating activities and intend to acquire more crude oil related equipment, assets, contract rights, or even oilfields in the Republic of Indonesia or other Asia crude oil rich countries upon completion of additional debt or equity financing, and thereby increase our revenue generating activities.


Business Strategy
-----------------

We currently do not have our own work force, facilities or experience to implement our business plan. The Company's business strategies are to (i) engage one or more third party service providers to provide personnel, and expertise for us; and (ii) selectively acquire more energy related assets, technologies, equipment, services, businesses or oilfields.

To date we have purchased drilling rig and other equipment and currently contract PT Prima Jasa Energy, a third party, to provide the service, on behalf of us, to customers. We intend to continue to rely on such strategic relationship with one or more contract service providers to provide service to customers in the foreseeable future.

We also intend to develop additional business opportunities through acquisitions. We intend to selectively acquire more energy related assets, technologies, equipment, services, businesses or oilfields in Republic of Indonesia or other Asia crude oil rich countries if there are opportunities and we obtain additional financing.


Marketing and Sales
-------------------

The initial target market of our drilling services is those small or middle size crude oil companies that have no their own rigs and other drilling equipment in Republic of Indonesia. We are a development stage company and at present have no our own work force and expertise in the industry. We currently outsource and engage PT Prima Jasa Energy to provide all services, including searching for and development of new clients, and collection of accounts receivable under the operating contract rights on behalf of us.


Government Contracts
--------------------

There are no government contracts at this time.


Compliance with Environmental Laws and Regulations
--------------------------------------------------

We do not believe that government regulation will have a material impact on the way we conduct our business. Our operations, though a third party service provider, are subject to local, provincial and national laws in Indonesia and regulations governing environmental quality and pollution control. To date, our compliance with these regulations by has had no material effect on our operations, capital, earnings, or competitive position, and the cost of such compliance has not been material. We are unable to assess or predict at this time what effect additional regulations or legislation, if any, could have on our activities.


Patents, trademarks, franchises, concessions, royalty agreements or labor
-------------------------------------------------------------------------
contracts
---------

We don't own any patents, trademarks, copyrights, franchises, concessions, royalty agreements, or labor contracts.


Product Research and Development
--------------------------------

To date we have not conducted any product research and development. We do not plan to conduct any product research and development activities in the next twelve months.


Employees
---------

We have two full time employees. We may hire third party consultants or part-time employees from time to time. None of our employees are covered by collective bargaining agreements, and we believe our relationships with our employees to be satisfactory.

We currently contract PT Prima Jasa Energy, a third party, to provide the service, on behalf of us, to customers.


Reports to Security Holders
---------------------------

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. In accordance with those regulations, we file periodic reports, and other information with the Securities and Exchange Commission. Our reports and other information can be inspected and copied at the public reference facilities maintained by the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operations of the Public Reference Room by calling the SEC at (800) SEC-0330. Information also is available electronically on the Internet at http://www.sec.gov.

We intend to furnish our shareholders with annual reports containing audited financial statements for each year.




           MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION



This report contains forward-looking statements that involve risks and uncertainties. Actual events or results may differ materially from those indicated in such forward-looking statements. The following discussion of the financial condition and results of our operations should be read in conjunction with the financial statements and related notes thereto included elsewhere in this report.


Overview
--------

The Company was incorporated under the laws of the State of Utah on May 30, 2001, and since then has not engaged in material operations or realized revenues for several years. Prior to the change of control in April 2006, the Company was to develop and manufacture various energy generation devices and energy efficient mechanisms for use in currently available products. The current business plan of the Company is to acquire energy related technologies, equipment and crude oil or natural gas fields in Asia crude oil rich countries.

On April 21, 2007, the Company entered into an asset purchase agreement with PT Prima Jasa Energy, a crude oil drilling and service corporation in the Republic of Indonesia ("PJE"), for the acquisition of certain of PJE's assets, including certain heavy drilling equipment, facilities and contract rights associated with its crude oil drilling and service business. The purchase price for the assets was approximately $300,000. On the same day, the Company also entered into a long-term drilling services agreement with PJE, pursuant to which PJE will provide crude oil drilling and services to us. Under the agreement, which became effective on May 1, 2007, PJE agrees to provide to, or procure the provision to the Company, by utilizing the equipment and other assets the Company purchased from the PJE, of the following services: (1) drilling services under the operating contract rights the Company acquired from PJE; (2) marketing and development of new clients on behalf of the Company; (3) maintenance of the heavy equipment; and (4) collection of accounts receivable under the operating contract rights on behalf of the Company.

For the three months ended June 30, 2007, the Company generated $50,451 of revenue from drilling services. We are only in the beginning stages of our revenue generating activities and intend to acquire more crude oil related equipment, assets, contract rights, or even oilfields in the Republic of Indonesia or other Asia crude oil rich countries upon completion of additional debt or equity financing, and thereby increase our revenue generating activities.


Plan of Operation and Financing Needs
-------------------------------------

We currently do not have our own work force, facilities or experience to implement our business plan. The company's business strategies are to (i) engage third party service providers to provide personnel, and expertise for us; and
(ii) selectively acquire more energy related assets, technologies, equipment, services, businesses or oilfields.

In April 2007, we purchased drilling rig and other equipment and contracted PT Prima Jasa Energy, a third party, to provide the service, on behalf of us, to customers. We expect to spend the next twelve months continuing to rely on our strategic relationship with PT. Prima Jasa Energy to provide drilling service to customers in the foreseeable future.

In the next twelve months we also intend to develop additional business opportunities through acquisitions. We intend to selectively acquire more energy related assets, technologies, equipment, services, or oilfields in Republic of Indonesia or other Asian crude oil rich countries if there are opportunities and we obtain additional financing. As of the date of this report, we have no particular acquisition in mind and have not entered into any negotiations regarding such an acquisition. Neither our officers nor any affiliate have engaged in any negotiations with any representative of any company regarding the possibility of an acquisition between our company and such other company. We have not yet entered into any agreement, nor do we have any commitment or understanding to enter into or become engaged in a transaction.

The initial target market of our drilling services is those small or middle size crude oil companies that have no their own rigs and other drilling equipment in Indonesia. Because we are a development stage company and have at present no our own work force and expertise in the industry, we currently outsource and engage PT Prima Jasa Energy to provide all services, including searching for and development of new clients, and collection of accounts receivable under the operating contract rights on behalf of us.

We believe that our current cash balances will be sufficient to support our current business activity and general and administrative expenses for the next twelve months. A key component of our business strategy is to selectively acquire energy related assets, technologies, equipment, or oilfields. To finance any acquisitions, management estimates that it will require additional cash resources in the next twelve months. We will be investigating additional financing alternatives, including equity and/or debt financing. There is no assurance that capital in any form would be available to us, and if available, on terms and conditions that are acceptable. If we are unable to obtain sufficient funds during the next twelve months, we may be forced to curtail our operations.

Critical Accounting Policies
----------------------------

Our consolidated financial statements and related public information are based on the application of generally accepted accounting principles in the United States ("GAAP"). GAAP requires the use of estimates, assumptions, judgments and subjective interpretations of accounting principles that may have an impact on the assets, liabilities, revenue and expense amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition. We believe our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently applied. We base our estimates on historical experience and on various assumptions that we believe are reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

Our significant accounting policies are summarized in Note 2 to our financial statements. While all of these significant accounting policies impact our financial condition and results of operations, we view certain of these policies as critical. Policies determined to be critical are those policies that have the most significant impact on our financial statements. Our critical accounting policies are discussed below.


Revenue Recognition
-------------------

We derive revenues from services revenue. Services revenue consists of fees generated by providing crude oil drilling services. We recognize service revenue in accordance with SEC Staff Accounting Bulletin No. 104, "Revenue Recognition" ("SAB 104"). Under SAB 104, revenue is recognized at the point of passage to the customer of title and risk of loss, when there is persuasive evidence of an arrangement, the sales price is determinable, and collection of the resulting receivable is reasonably assured. Revenue for these services is recognized in the period in which the services have been performed.


Impairment of Long-Lived Assets
-------------------------------

Long-lived assets, including our property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or any other significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets used in operations, impairment losses are only recorded if the asset's carrying amount is not recoverable through its undiscounted, probability-weighted cash flows, including estimated net proceeds if we were to sell a long-lived asset. When applicable, we measure the impairment loss based on the difference between the carrying amount and estimated fair value.

We periodically review our long-lived assets, in light of our history of operating losses, but under the methodology described above, we have not been required to record any impairment losses. Should applicable external factors such as competition, governmental regulations or other market conditions change in such a way as to be materially adverse to our business, impairment losses might be required in the future.


RESULTS OF OPERATIONS
---------------------

As of the date of this Report on Form 8-K, the auditors' reviewed financial statements of the Company as of June 30, 2007 are not available. We will file an amendment to this Report on Form 8-K to add such financial statements on or before August 15, 2007.


For the Three Months Ended March 31, 2007 Compared to the Nine Months Ended
---------------------------------------------------------------------------
March 31, 2006
--------------

Revenue
-------

For the three months ended March 31, 2007 and 2006, the Company has not conducted any active operations. No revenue has been generated by the Company during such periods.


Operating Expenses
------------------

For the three months ended March 31, 2007, general and administrative expenses were $5,559 as compared to $3,581 for the same period of the prior year. The increase in general and administrative expenses was due to the Company's purchase of an Edgar filing software for approximately $2,800.


Interest Expenses
-----------------

For the three months ended March 31, 2007, no interest expense was incurred as compared to $100 for the same period of the previous year because loans were paid off.


Net Loss
--------

For the three months ended March 31, 2007, the Company had a net loss of $5,559, or $0.001 per share, as compared to a net loss of $3,681, or $0.004 per share, for the same period of the prior year.



For Year Ended December 31, 2006 Compared to the Year Ended December 31, 2005
-----------------------------------------------------------------------------


Revenue
-------

For the fiscal years ended December 31, 2006 and 2005, the Company has not conducted any active operations. No revenue has been generated by the Company during such periods.


Operating Expenses
------------------

For the year ended December 31, 2006, general and administrative expenses were $35,752 as compared to $42,185 for fiscal 2005. The largest portion of the Company's operating expenses was legal and professional fees.


Interest Expenses
-----------------

For the year ended December 31, 2006, the interest expense of the Company was $100 compared to $1,967 for the same period of the previous year because substantial loans were paid off.


Net Loss
--------

For the year ended December 31, 2006, the Company had a net loss of $35,752, or $0.02 per share, as compared to a net loss of $44,252, or $0.12 per share, for the same period of the prior year.


Liquidity and Capital Resources
-------------------------------

Since inception, the Company has been funded its operations primarily by equity capital and short-term loans from its directors and officers. On May 23, 2006, the Company entered into a stock purchase agreement with Kelton Capital Group Ltd., the controlling shareholder of the Company, and nine individual investors in a private placement. Pursuant to the agreement, the Company issued an aggregate of 4,000,000 shares of its common stock for an aggregate consideration of $400,000 in cash.

After acquiring certain heavy equipment and drilling rig from PJE in April, 2007, the Company had cash and cash equivalents of $63,505 as of June 30, 2007. Even though the Company has started generating revenues since May 2007, its revenues are minimal and may not be sufficient to cover the Company's operating costs and expenses.

A key component of the Company's business strategy is to selectively acquire Energy related assets, technologies, equipment, or oilfields. To finance any acquisitions, it may be necessary for us to raise additional funds through public or private financings. Additional funds may not be available on terms that are favorable to us, and, in the case of equity financings, would result in dilution to our stockholders. We have no immediate means for obtaining additional financing. There can be no assurance that such additional financing, when and if necessary, will be available to us on acceptable terms, or at all.


Off-Balance Sheet Arrangements
------------------------------

We do not have any off balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, results of operations, liquidity or capital expenditures.


Recently Issued Accounting Standards
------------------------------------

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS
157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. We are unable at this time to determine the effect that its adoption of SFAS 157 will have on its consolidated results of operations and financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN
48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006. We do not expect the adoption of FIN 48 to have a material impact on its results of operations and financial condition.

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue
No. 06-3 (EITF 06-3), "How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation)." EITF 06-3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer. EITF 06-3 allows companies to present taxes either gross within revenue and expense or net. If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis. EITF 06-3 is required to be adopted during the first quarter of fiscal year 2008. We do not expect the adoption of EITF 06-3 to have a material impact on its results of operations and financial condition.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company's balance sheet and statement of operations and the related financial statement disclosures. Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006. We do not expect the adoption of SAB 108 to have a material impact on its results of operations and financial condition.



                                 RISK FACTORS
                                 ------------

An investment in us involves a high degree of risk. Investors should carefully consider the risks below before making an investment decision. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. In such case, the trading price of our common stock could decline and investors could lose all or part of their investment.


                           Risks Related to Our Business
                           -----------------------------

We were a development-stage company and until recently had no operating history, which makes it difficult to evaluate our business and prospects.

We were formed in May 2001, and until the closing of PJE transactions in April 2007 had no history of meaningful operations, which makes it difficult to evaluate our business and prospects. As an early stage company, we are subject to all the risks, uncertainties, expenses and difficulties inherent in a new business, and there are no assurances that we will be successful in realizing revenues or in achieving or sustaining positive cash flow at any time in the future.

We have experienced continued losses and expect to incur losses in the future. If we do not achieve profitability, our financial condition and stock price could suffer.

We have historically incurred significant losses and only began generating revenue during the second quarter of 2007. For the year ended December 31, 2006 and for the three months ended March 31, 2007, we had incurred net losses of $35,752 and $5,559, respectively. As of March 31, 2007, our accumulated deficit was $918,222. We may incur operating losses and negative cash flow from operations to continue for the foreseeable future.

Our ability to become profitable depends on our ability to generate new revenue and sustain substantially higher revenue while maintaining reasonable expense levels. In particular, although we intend to acquire more energy related equipment and technologies, these efforts may not be effective in generating new revenues. We cannot predict when we will operate profitably, if at all. If we fail to achieve or maintain profitability, our stock price may decline.

We have no prior experience in the crude oil drilling service industry, which increases the risk of our inability to expand, build and operate the business.

Our current board of directors and executive officer are experienced in business generally but has no prior experience in the crude oil drilling service industry. Due to his lack of experience, our executive officer may make wrong decisions. Consequently, the Company may suffer irreparable harm due to management's lack of experience in this industry. As a result we may have to suspend or cease operations which will result in the loss of your investment.

We are dependent on PT Prima Jasa Energy for expertise in beginning operations in the crude oil drilling service industry and any loss of this relationship could cause us delay and added expense, placing us at a competitive disadvantage.

We currently do not have the resources, facilities or experience to implement our business plan on our own. We presently contract PT Prima Jasa Energy, a third party, to provide the service, on behalf of us, to customers. As a result, we expect to be dependent on our strategic relationship with PT Prima Jasa Energy and its employees. Any loss of this relationship may prevent us from commencing our operations, and result in the failure of our business. The time and expense of locating new service providers and contractors to replace PT Prima Jasa Energy would result in unforeseen expenses and delays, which may reduce our ability to generate revenue and obtain profitability and may significantly damage our competitive position in the crude oil drilling service industry such that you could lose some or all of your investment.

In addition, if PT Prima Jasa Energy breaches the contract or does not have the ability, for financial or other reasons, to provide drilling services for us, we will not have any readily available means to provide the services. Our currently lack of an engineering work force and reliance on third parties to provide services may place us at a competitive disadvantage. Our failure to provide the services may result in reducing our revenue stream, which could reduce the value of your investment.

We may undertake acquisitions to expand our business, which may pose risks to our business.

A key component of our business strategy includes the selective pursuit of assets, technologies, equipment, services, or even oilfields. Integrating any newly acquired assets, oilfields, businesses, technologies or services is likely to be expensive and time consuming. If we do complete any acquisitions, we may be unable to operate the acquired assets or businesses profitably or otherwise implement our strategy successfully, and our business and results of operations will suffer. The time and expense associated with finding suitable and compatible assets, businesses, technologies or services could also disrupt our ongoing business and divert our management's attention. There are no current agreements or commitments with respect to any future acquisitions.

If we are unable to obtain additional funding, our business operations will be significantly limited. Even if we do obtain additional financing our then existing shareholders may suffer substantial dilution.

A key component of our business strategy includes the selective pursuit of assets, technologies, equipment, services, or oilfields. To finance any acquisitions, it may be necessary for us to raise additional funds through public or private financings. Additional funds may not be available on terms that are favorable to us, and, in the case of equity financings, would result in dilution to our stockholders. If adequate funds are not available to satisfy our short-term or long-term capital requirements, we would be required to limit our operations significantly or cease operations entirely. We have no immediate means for obtaining additional financing. There can be no assurance that such additional financing, when and if necessary, will be available to us on acceptable terms, or at all.

Our operating results may fluctuate significantly, which makes our future results difficult to predict and could cause our operating results to fall below expectations.

Our operating results may fluctuate significantly in the future due to a variety of factors, many of which are outside of our control. As a result, comparing our operating results on a period-to-period basis may not be meaningful, and, therefore, prior results are not necessarily indicative of results to be expected in future periods.

Competition in the crude oil drilling service industry could limit our growth and harm our operating results.

We are a small company and have little market share in our target market. The market of drilling service in Indonesia is highly competitive. We compete with numerous entities, many of which are significantly larger than we are, and have greater financial resources and have more experienced managers than we do. As a result, they may be able to respond more quickly to new or emerging technologies and changes in customer demands or to devote greater resources to the development, promotion and sale of their products or services than we can. If we cannot compete effectively, we may never become profitable. Although no one of our competitors currently dominates or significantly influences the market, they could adversely affect us.

Our directors have other business and management responsibilities which may cause conflicts of interest in the allocation of their time and services to our business.

Stanley Chan, our sole officer, has other management responsibilities and business interests apart from our business. Therefore, it is possible that a conflict of interest with regard to his time may arise based on his involvement in other activities. His other activities will prevent him from devoting full-time to our operations which could slow our operations and may reduce our financial results because of the slow down in operations. Mr. Chan currently devotes approximately 10-15 hours per week to company matters. Mr. Chan intends to limit his role in his other business activities and devote more of his time to the Company after we attain a sufficient level of revenue and are able to provide sufficient officers' salaries.

We may have conflicting financial interests with PT Prima Jasa Energy, which could cause PT Prima Jasa Energy to put its financial interests ahead of ours.

We engage PT Prima Jasa Energy ("PJE") to provide service for our customers, and accordingly, reimburse the operating costs to PJE in connection with its provision of services. If we are unable to keep these costs aligned with the level of expected future revenues that we may generate, our results of operations could be harmed. In addition, PJE may experience conflicts of interest that cause it to put its financial interest in the services ahead of our best interests. Because of the extensive roles that PJE will have in the operations of our business, it may be difficult or impossible for us to enforce claims that we may have against them. Such conflicts of interest may reduce our profitability and the value of the stock.

PJE and its affiliates may also have conflicts of interest with us because employees or agents of PJE are involved in other capacities with other business entities. We cannot require PJE to devote its full time or attention to our activities. As a result, PJE may have, or come to have, a conflict of interest in allocating personnel, materials and other resources to our services.

We do not have experience operating in foreign jurisdictions.

The service provider we engaged is located in the Republic of Indonesia, and our customer base is currently also located in the Republic of Indonesia. As such, we face the following risks associated with our operations outside the United
States:

   o   Challenges caused by distance, language and cultural differences,
   o   Legal and regulatory restrictions
   o   Currency exchange rate fluctuation
   o Foreign exchange controls that might prevent us from repatriating cash earned
   o   Political and economic instability
   o   Potentially adverse tax consequences
   o   Higher costs associated with doing business internationally.

These risks could harm our international expansion efforts, which could adversely affect our business prospects and operating results.

Our business may be severely disrupted if we lose the services of our CEO or fail to successfully recruit qualified managerial personnel having experience in business.

We are highly dependent upon the continued service and performance of Mr. Stanley Chan, our sole officer, who is also our principal shareholder and founder. The loss of Mr. Chan may significantly delay or prevent the achievement of our business objectives. We do not maintain key-man insurance on the life of Mr. Chan.

We believe that our future success will also depend in on our continued ability to identify, hire, train and motivate qualified personnel. Competition for qualified individuals is intense. There can be no assurance that we will be able to retain existing employees or that we will be able to find, attract and retain qualified personnel on acceptable terms, and our failure to attract and retain qualified personnel could impair our ability to implement our business plan.

Our sole officer and director are located outside of the U.S. It is difficult to effect service of process and enforcement of legal judgments upon us and our officers and directors.

Our sole officers and directors are located outside of the United States. As a result, it may be difficult to effect service of process within the United States and enforce judgment of the US courts obtained against us and our executive officers and directors. Particularly, our shareholders may not be able to:

    o Effect service of process within the United States on us or any of our executive officers and directors;

    o Enforce judgments obtained in U.S. courts against us based upon the civil liability provisions of the U.S. federal securities laws;

    o Enforce, in a court outside of the U.S. judgments of U.S. courts based on the civil liability provisions of the U.S. federal securities laws; and

    o Bring an original action in a court in China to enforce liabilities against us or any of our executive officers and directors based upon the U.S. federal securities laws.


                    Risks Related to Investment in Our Securities
                    ---------------------------------------------

A few of our existing shareholders own a large percentage of our voting stock and will have a significant influence over matters requiring stockholder approval and could delay or prevent a change in control.

As of July 17, 2007, Stanley Chan, our CEO and the sole director, beneficially own 2,390,500 shares, or approximately 48.6%, of our outstanding common stock. As a result, if acting together with other shareholders, they may have the ability to determine the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets. In addition, these persons, if acting together, may have the ability to control the management and affairs of our company, which could have a material adverse effect on the value of the common stock.

There has been low volume and therefore inactive for our common stock, our stock price may be volatile or may decline regardless of our operating performance, and you may not be able to resell your shares at or above your stock purchase price.

If you purchase shares of our common stock, you may not be able to resell those shares at or above your original purchase price. An active or liquid market in our common stock may not develop or, if it does develop, it may not be sustainable. The market price of our common stock may fluctuate significantly in response to numerous factors, many of which are beyond our control.

Our common stock is considered a "penny stock."

The SEC has adopted regulations which generally define "penny stock" to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. Our common stock is deemed a "penny stock." Brokers and dealers effecting transactions in "penny stock" must disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect our shareholders' ability to sell shares. Our shareholders may find it difficult to obtain accurate quotations of the stock, and may find few buyers to purchase such stock and few market makers to support its price.

We have never declared or paid dividends on our capital stock and we do not anticipate paying any cash dividends in the foreseeable future.

We have never declared or paid dividends on our common stock and we do not anticipate paying any cash dividends in the foreseeable future. We currently intend to retain future earnings, if any, to fund the development and growth of our business. Any future determination to pay dividends will be at the discretion of our Board of Directors and will be dependent upon our financial condition, operating results, capital requirements, applicable contractual restrictions and other such factors as our Board of Directors may deem relevant.



                                   PROPERTIES


We lease our corporate office space, approximately 250 square feet, in Jersey City, New Jersey, under a six-month lease, which expired in June 2007 and is currently on month-by-month basis. The rent is $480 per month. If we require additional space, we believe that we will be able to obtain such space on commercially reasonable terms.



       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information regarding the common stock beneficially owned as of July 17, 2007 by (i) each person who is known by us to own beneficially or exercise voting or dispositive control over 5% or more of the common stock; (ii) each of our directors and director nominees; (iii) each of our current Named Executive Officers; and (iv) all current executive officers and directors as a group. There were 4,915,855 shares of our common stock outstanding as of July 17, 2007. We have no other classes of voting securities outstanding.

                     Name and Address       Amount and Nature         Percentage of
Title of Class    of Beneficial Owner     of Beneficial Ownership    Common Stock (1)
-------------  -----------------------  ------------------------  ---------------------
Common Stock    Stanley Chan (2)          2,390,500 shares (3)           48.6%
                27 Weldon Street
                Jersey City, NJ 07306


Common Stock    All officers and          2,390,500 shares               48.6%
                Directors as a group
---------------------------------------------------------------------------------------

Notes:

(1) Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Commission under the Securities Exchange Act of 1934 and generally includes voting or investment power with respect to securities. Except as indicated, we believe each holder possesses sole voting and investment power with respect to all of the shares of voting stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants held by that holder that are currently exercisable or are exercisable within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

(2) Mr. Chan is our president, chief executive officer, chief financial officer and a director.

(3)  Represents 2,390,500 shares held by Kelton Capital Group Limited.




          DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSON


Directors and Officers
----------------------

The following table sets forth the name, age, position and term of directorship, as applicable, of the Company's director and executive officer as of the date hereof.

     Name      Age                          Position
------------  -----  ----------------------------------------------------------
Stanley Chan   53    President, Chief Executive Officer, Chief Financial
                     Officer and Director

Stanley Chan has been a Director, Chief Executive Officer, Chief Financial Officer, Secretary, and Chairman of the Company since May 8, 2006. Additionally, since 2000, Mr. Chan has been the President and Chairman of the Board of Directors of Tianlong Trading Co., Ltd, an import and export company. He is also the President and Chairman of Kelton Investments Group, Ltd. a private investment company. Mr. Chan has more than ten years of experience in import-export business and financial investment.

Mr. Chan has ever held any position in a reporting company.

Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Officers are appointed by, and serve at the discretion of the Company's Board of Directors.


Significant Employees
---------------------

There are no significant employees other than our executive officers.


Family Relationships
--------------------

Not applicable.


Involvement in Certain Legal Proceedings
----------------------------------------

During the past five years no director or executive officer of the company (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.


Audit, Nominating and Compensation Committees
---------------------------------------------

Our Board of Directors does not have standing audit, nominating or compensation committees, and our Board of Directors performs the functions that would otherwise be delegated to such committees. Currently, our Board of Directors believes that the cost of establishing such committees, including the costs necessary to recruit and retain qualified independent directors to serve on our Board of Directors and such committees and the legal costs to properly form and document the authority, policies and procedures of such committees are not justified under our current circumstances. However, we anticipate that our Board of Directors will seek qualified independent directors to serve on the Board and ultimately form standing audit, nominating and compensation committees.


Director Independence
---------------------

We are presently not required to comply with the director independence requirements of any securities exchange, which requires that a majority of a company's directors be independent. The board of directors of the Company intends to appoint additional members, each of whom will satisfy such independence requirements.


Review, approval and ratification of related party transactions
---------------------------------------------------------------

Given our small size and limited financial resources, we had not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with its executive officers, directors and significant stockholders. Yet, all such transactions were approved and ratified by our sole director. We intend to establish such policies and procedures so that such transactions will, on a going-forward basis, be subject to the review, approval or ratification of our board of directors, or an appropriate committee thereof.


Indebtedness of Executive Officers and Directors
------------------------------------------------

No executive officer, director or any member of these individuals' immediate families or any corporation or organization with whom any of these individuals is an affiliate is or has been indebted to us since the beginning of our last fiscal year.


Code of Ethics
--------------

We have formally adopted a written Code of Business Conduct and Ethics which applies to directors, officers, senior management, and certain other employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.



                           EXECUTIVE COMPENSATION


Executive Compensation
----------------------

For the past three years, none of our executive officers receive salary or other kind of compensation from the Company. We do not anticipate paying compensation to our officers until the Company can generate a profit on a regular basis. In accordance with Item 402(a)(5) of Regulation S-B, the executive compensation table required by Item 402(b) are omitted.

We do not maintain key-man life insurance for any our executive officers/ directors. We do not have any profit sharing, stock option or other similar programs for the benefit of our executive officers and directors.


Outstanding Equity Awards at Fiscal Year-End
--------------------------------------------

There were no equity awards granted in 2006, 2005 or 2004 and none are outstanding to date.


Securities Authorized for Issuance under Equity Compensation Plan
-----------------------------------------------------------------

The Company does not have equity compensation plan. No compensatory options have been granted to the named officers and directors.


Option/SAR Grants
-----------------

The Company does not have a stock option plan. No stock options have been granted or exercised by any of the officers or directors.


Long-Tem Incentive Plans and Awards
-----------------------------------

The Company does not have any long-term incentive plans that provide compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to any executive officer or any director or any employee or consultant since our inception; accordingly, no future payouts under non-stock price-based plans or agreements have been granted or entered into or exercised by any of the officers or directors or employees or consultants since we were founded.


Compensation of Directors
-------------------------

There are presently no arrangements providing for payments to directors for director services.


Employment Contracts, Termination of Employment, Change-in-Control Arrangements
-------------------------------------------------------------------------------

There are no employment agreements between the Company and its executive officers. There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to a named executive officer, if such plan or arrangement would result from the resignation, retirement or any other termination of such executive officer's employment with us or form a change in control or a change in the named executive officer's responsibilities following a change in control.



                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
                         AND DIRECTOR INDEPENDENCE


There is no material relationships between us and our current directors and executive officers other than the transactions and relationships described below.


Transactions with Related Persons
---------------------------------

On April 13, 2006, Kelton Capital Group Limited, a company controlled by Stanley Chan, the President and CEO of the Company, acquired an aggregate of 790,500 shares, or approximately 86.3%, of the Company's issued and outstanding common stock, from former directors and officers of the Company, for the aggregate cash purchase price of $539,929.

On May 23, 2006, the Company entered into a Stock Purchase Agreement with Kelton Capital Group Ltd., controlled by Stanley Chan, the President and CEO of the Company. Pursuant to the agreement, the Company issued 1,600,000 shares of its common stock to Kelton for $160,000 in cash.


Parents
-------

None.


Promoters and Control Persons
-----------------------------

Please refer to the transactions disclosed above "Transactions with Related Persons."



                              DSCRIPTION OF SECURITIES



Authorized Capital Stock
------------------------

We are authorized to issue 100,000,000 shares of common stock, par value $0.01 per share, and 25,000,000 shares of preferred stock, par value $0.01 per share.


Stock Split and Amendment
-------------------------

On January 25, 2007, the Company amended its Articles of Incorporation to effect a reverse stock split of the Company's common stock in which every ten (10) outstanding shares would be combined into one (1) share, which was approved by the majority shareholders of the Company at its special shareholder's meeting held on December 28, 2006. All share transactions discussed in this report, including financial statements, give retroactive effect to this 1:10 reverse split.


Common Stock
------------

As of July 17, 2007, there were 4,915,855 shares of the Company's common stock issued and outstanding. Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by their holders at meetings of the stockholders. Holders of the Company's common stock:

     o have equal ratable rights to dividends from funds legally available therefore, if declared by the Board of Directors of the Company;

     o are entitled to share ratably in all of the Company's assets available for distribution to holders of common stock upon the Company's liquidation, dissolution or winding up;

     o do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions; and

     o are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of the Company's stockholders.

The holders of shares of the Company's common stock do not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of outstanding shares voting for the election of directors can elect all of the Company's directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of the Company's directors.


Preferred Stock
---------------

The Board of Directors is authorized by our articles of incorporation to divide the authorized shares of our preferred stock into one or more series, each of which must be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, within any limitations prescribed by law and our articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock.

As of the date of this report, there was none of the Company's preferred stock issued and outstanding.





            MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND
                        RELATED STOCKHOLDER MATTER



The shares of common stock of the Company are currently quoted for trading on the NASD Over-the-Counter Bulletin Board, or OTCBB, under the symbol "SCGY.OB". However, there is not an active trading market for the shares. Accordingly, we are not including a history of reported trades in the public market through June 30, 2007. The last reported trade for our shares on May 21, 2007 was $1.06 per share.


Holders
-------

As of the date of this Report, there were approximately 234 holders of record of our common stock, which does not take into consideration shares held in brokerage accounts or in other nominee names.


Dividends
---------

We have never paid cash dividends and have no plans to do so in the foreseeable future. Our future policy will be determined by our board of directors and will depend upon a number of factors, including our financial condition and performance, our cash needs and expansion plans, income tax consequences, and the restrictions that applicable laws and our credit arrangements may impose.


Securities Authorized for Issuance under Equity Compensation Plans
------------------------------------------------------------------

We do not have any compensation plan under which equity securities are authorized for issuance.


Stock Option
------------

We have not issued and do not have outstanding any options to purchase shares of our common stock.


Warrants
--------

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.


Convertible Securities
----------------------

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.


Transfer Agent
--------------

Our transfer agent is Interstate Transfer Company, which is located at 6084 South 900 East, Suite 101, Salt Lake City, Utah 84121, telephone number is
(801) 281-9746.




                            LEGAL PROCEEDINGS


We are not aware of any pending or threatened legal proceeding that, if determined in a manner adverse to us, could have a material adverse effect on our business and operations.




                 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS



On June 8, 2006, in connection with a change in control, the Company dismissed Robison, Hill & Co. and engaged Child, Van Wagoner & Bradshaw, PLLC, as the Company's principal accountants for the Company's fiscal year ending December 31, 2006 and the interim periods for 2006. The decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of Robison, Hill & Co. on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Robison, Hill & Co., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Robison, Hill & Co., would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Robison, Hill & Co. has not advised the Company that:

  (i) internal controls necessary to develop reliable financial statements did not exist; or

  (ii) information has come to the attention of Robison, Hill & Co. which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

  (iii) the scope of the audit should be expanded significantly, or information has come to the attention of Robison, Hill & Co. that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued covering the fiscal year ended December 31, 2005.

Prior to its engagement, neither the Company nor anyone on behalf of the Company had previously consulted with Child, Van Wagoner & Bradshaw, PLLC in any matter regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; and neither was a written report nor oral advice provided to the Company that Robison, Hill & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issued; or (iii) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B, respectively, between the Company and Robison, Hill & Co. as there were no such disagreements, or any other reportable event as defined in Item 304(a)(1)(iv) of Regulation S-B.




                  RECENT SALES OF UNREGISTERED SECURITIES



On August 31, 2005 at a special meeting of our board of directors, the board authorized the issuance of 491,500 shares of the Company's authorized, but previously unissued common stock to our former president, Todd Crosland. The shares were issued in consideration for Mr. Crosland's agreement to convert certain debt in the aggregate amount of $49,150, presently due and owing to Mr. Crosland as a results of loans and/or advances made to the Company, into shares of common stock. The board also authorized the issuance of 300,000 shares of authorized, but previously unissued common stock, to our four former directors in consideration for services rendered and/or to be rendered to the board and to the Company by the individual directors. The shares were valued at $0.1 per share. The above referenced shares of common stock were issued in a private transaction to persons having knowledge of our company and its business. The shares were issued pursuant to an exemption from registration under the Securities Act of 1933 as provided by Section 4(2) of that Act.

On May 23, 2006, the Company entered into a Stock Purchase Agreement with Kelton Capital Group Ltd., the controlling shareholder of the Company, and each of ten
(10) individual investors (collectively the "Investors") in a private placement. Pursuant to the agreement, the Company sold and Investors purchased an aggregate of 4,000,000 shares of the Company's common stock for an aggregate consideration of $400,000. Under the Agreement, Kelton purchased 1,600,000 shares, and each of ten (10) individual investors purchased 240,000 shares of the Company's common stock at a price of $0.1 per shares.

The securities described above were offered and sold in reliance upon exemptions from registration provided by Regulation S and/or Section 4(2) promulgated under the Securities Act of 1933, as amended. The agreements executed in connection therewith contain representations and warrants to support the Company's reasonable belief that the investors had access to information concerning the Company's operations and financial conditions, the investors are acquiring the securities for their own account and not with a view to the distribution thereof. At the time of their issuance, the securities described above were deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities were borne legends to that effect. All investors are not a "U.S. Person" as that term is defined in Regulation S promulgated under the Securities Act of 1933. No directed selling efforts were made in the United States, and no underwriters were involved in this transaction.




                  INDEMNIFICATION OF DIRECTORS AND OFFICERS


Pursuant to the Articles of Incorporation and By-Laws of the Company, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Utah.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by one of our directors, officers, or controlling persons in the successful defense of any action, suit or proceeding, is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act, and we will be governed by the final adjudication of such issue.





                              FINANCIAL STATEMENTS



                              SCIENTIFIC ENERGY, INC

                               Financial Statements




As of and for the Three Months Ended March 31, 2007 and 2006 (Unaudited)


Balance Sheet as of March 31, 2007...............................          F-1
Statements of Operations for the Three Months Ended
  March 31, 2007 and 2006........................................          F-2
Statements of Cash Flows for the Three Months Ended
  March 31, 2007 and 2006........................................          F-3
Notes to Financial Statements....................................          F-4



As of and for Years Ended December 31, 2006 and 2005 (Audited)


Report of Independent Registered Public Accounting Firm..........          F-9
Balance Sheet as of December 31, 2006............................          F-10
Statements of Operations for the Years Ended
  December 31, 2006 and 2005.....................................          F-11
Statements of Changes in Stockholders' Equity for the
  Years Ended December 31, 2006 and 2005.........................          F-12
Statements of Cash Flows for the Years Ended
  December 31, 2006 and 2005.....................................          F-13
Notes to Financial Statements....................................          F-14






                           SCIENTIFIC ENERGY, INC.
                       (A Development Stage Company)
                         Balance Sheet (Unaudited)
                              March 31, 2007




                                   ASSETS

Current Assets:
Cash and cash equivalents................................     $         364,092
                                                              -----------------
   Total Current Assets..................................               364,092

Property, Plant, & Equipment:
Furniture and fixtures...................................                   152
Office equipment.........................................                 1,222
                                                              -----------------
    Total Property, Plant, & Equipment...................                 1,374
    Less: Accumulated depreciation.......................                 (222)
                                                              -----------------
    Net Fixed Assets.....................................                 1,152
                                                              -----------------

Total Assets.............................................      $        365,244
                                                              =================



                   LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
Accounts payable.........................................      $           277
                                                              -----------------
   Total Current Liabilities.............................                  277

Stockholders' Equity:
 Preferred stock: par value $0.01, 25,000,000 shares
   authorized; none issued and outstanding...............                    -
Common stock: par value $0.01; 100,000,000 shares
   authorized; 4,915,855 shares issued and outstanding...               49,159
Additional paid-in capital...............................            1,234,030
Deficit accumulated during the development stage.........            (918,222)
                                                               ----------------
   Total stockholders' equity............................              364,967
                                                               ----------------

Total Liabilities and Stockholders' Equity...............       $      365,244
                                                               ================



           See accompanying notes to unaudited financial statements









                              SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                             Statements of Operations
                                   (Unaudited)




                                                          Three months ended            Cumulative
                                                             March 31,               Since May 30, 2001
                                                   ---------------------------------    Inception of
                                                        2007                2006      Development stage
                                                   ----------------  --------------   -----------------

Revenue.....................................       $             -    $           -    $             -
                                                   ----------------  --------------   -----------------

Expenses
Research and development....................                     -                -              68,090
General and administrative..................                 5,559            3,581             579,385
                                                   ----------------  --------------   -----------------
   Total expenses...........................                 5,559            3,581             647,475

Loss from operations........................               (5,559)          (3,581)           (647,475)

Other income (expense)
Interest, net...............................                     -            (100)            (20,207)
Write-down of technology and royalties......                     -                -           (250,040)
                                                   ----------------  ---------------   ----------------
   Total other expense......................                     -            (100)           (270,247)

Net loss before taxes.......................               (5,559)          (3,681)           (917,722)

Income tax expense..........................                     -                -               (500)
                                                   ---------------- ----------------   ----------------

Net loss....................................        $      (5,559)  $       (3,681)    $      (918,222)
                                                   ================ ================   ================

Basic and diluted loss per share............        $       (0.00)  $        (0.00)
                                                   ================ ================

Weighted average common shares outstanding..             4,915,855          915,855
                                                   ================ ================







               See accompanying notes to unaudited financial statements









                             SCIENTIFIC ENERGY, INC.
                          (A Development Stage Company)
                             Statements of Cash Flows
                                 (Unaudited)





                                                                Three months ended March 31,    Since May 30, 2001
                                                                ----------------------------     Inception of
                                                                     2007         2006          Development stage
                                                                -------------- -------------   --------------------
Cash Flows from Operating Activities:
Net loss................................................        $      (5,559) $     (3,681)    $        (918,222)
Adjustments to reconcile net income to net cash
  used in operating activities:
  Depreciation..........................................                    66             -                   222
  Write-down of technology and royalties................                     -             -               250,040
  Stock issued for expenses.............................                     -             -                31,200
  Contributed capital by shareholders for expenses......                     -             -                11,023
Changes in operating assets and liabilities:
  Increase (decrease) in accounts payable...............                   220           645                   277
  Increase (decrease) in income tax payable.............                     -             -                     -
  Increase (decrease) in accrued expenses...............                     -            70                     -
                                                                 -------------- -------------   ------------------
    Net cash used in operating activities...............               (5,273)       (2,966)             (625,460)
                                                                 -------------- -------------  -------------------
Cash Flows from Investing Activities:
Purchase of property, plant and equipment...............                     -             -               (1,374)
                                                                 -------------- -------------  -------------------
    Net cash used in investing activities...............                     -             -               (1,374)
                                                                 -------------- -------------  -------------------
Cash Flows from Financing Activities:
Payment on shareholder loan.............................                     -             -              (38,617)
Note payable shareholder................................                     -         3,000               629,543
Issuance of common stock................................                     -             -               400,000
                                                                 --------------  -----------   -------------------
    Net cash provided by financing activities...........                     -         3,000               990,926
                                                                 --------------  -----------   -------------------

Increase (decrease) in cash and cash equivalents........               (5,273)            34               364,092
                                                                 --------------  -----------   -------------------

Cash and cash equivalents, beginning of period..........               369,365           543                     -

Cash and cash equivalents, end of period................         $     364,092   $       577     $         364,092
                                                                 ==============  ============   ==================

Supplemental disclosure of cash flow information:

  Interest paid in cash.................................         $           -   $         -      $          6,620
                                                                 ==============  ============    =================
  Income taxes paid in cash.............................         $           -   $         -      $            400
                                                                 ==============  ============    =================


Supplemental Disclosure of non-cash investing and financing activities:

  Common stock exchanged for technology.................         $           -   $          -     $        250,040
                                                                 ==============  =============    ================
  Note payable converted to parent company stock........         $           -   $          -     $        541,344
                                                                 ==============  =============    ================
  Contributed capital by shareholders for expenses......         $           -   $          -     $         11,023
                                                                 ==============  =============    ================





                              See accompanying notes to unaudited financial statements








                                  SCIENTIFIC ENERGY, INC.
                               (A Development Stage Company)

                               NOTES TO FINANCIAL STATEMENTS





Note 1.  Nature of Operations and Basis of Presentation

Scientific Energy, Inc. (the "Company") was incorporated under the laws of the State of Utah on May 30, 2001. The current business plan of the Company is to acquire energy - related technologies, equipment and crude oil or natural gas fields. As of March 31, 2007, the Company was in the development stage and no agreements have been reached.

The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10?QSB and Item 310(b) of Regulation S?B of the U.S. Securities and Exchange Commission. Accordingly, these interim financial statements do not include all of the information and footnotes required by U.S. generally accepted accounting principles for complete financial statements.

In the opinion of management, the accompanying financial statements contain all adjustments, including normal recurring adjustments, necessary for the fair presentation of the Company's results of operations and financial position for the periods presented. The results of operations for the periods presented are not necessarily indicative of the results of operations to be expected for the entire year. The accompanying financial statements should be read in conjunction with the financial statements and the notes thereto of Scientific Energy, Inc. included in the Company's Annual Report on Form 10?KSB for the fiscal year ended December 31, 2006.


Note 2. Summary of Significant Accounting Policies

Cash and Cash Equivalents

For purposes of the statements of cash flows, cash and cash equivalents includes cash on hand and demand deposits held by banks.

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Use of Estimates

The preparation of financial statements in conformity with the accounting principles generally accepted in the United States of America requires the Company to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. The Company continually evaluates these estimates, including those related to its provisions for doubtful trade accounts receivable and obsolete and excess inventory, useful lives for depreciable and amortizable tangible and intangible assets, impairment of long-lived assets including intangible assets and goodwill, income taxes and litigation. These estimates are based on historical information and experience, information that is currently available to the Company, and on various other assumptions that the Company believes to be reasonable considering the circumstances related to and the character of such estimates. Actual results could vary from those estimates, and those variances might be significant.

Property, Plant, and Equipment

Property, plant, and equipment are carried at cost less accumulated depreciation, which is computed using the straight-line method over the useful lives of the assets. Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in income. Property and equipment are depreciated over their estimated useful lives as follows:

     Computer equipment             5 years
     Furniture and fixtures         7 years

Depreciation expense for the three months ended March 31, 2007 and 2006 was $66 and $0, respectively.

Loss per Share

Loss per common stock share is computed pursuant to the provisions of SFAS
No. 128, "Earnings Per Share" (SFAS 128). Under SFAS 128, basic loss per common stock share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock shares outstanding during the period, excluding unvested restricted common stock. Diluted loss per common stock share reflects the additional dilution for all potentially dilutive securities such as unvested restricted common stock and convertible preferred stock.


Note 3 - Principal Stockholder

As of March 31, 2007, Kelton Capital Group Ltd., controlled by Stanley Chan, our president and CEO, owned 2,390,500 shares, or 48.6%, of our common stock. Other than Stanley Chan, no persons own 5% or more of the Company's issued and outstanding shares.


Note 4- Capital Stock

The Company is authorized to issue 100,000,000 shares of common stock, $0.01 par value, and 25,000,000 shares of preferred stock, $0.01 par value. As of March 31, 2007, there were 4,915,855 shares of the Company's common stock issued and outstanding, and none of preferred share was issued and outstanding.

On May 23, 2006, the Company entered into a Stock Purchase Agreement with Kelton Capital Group Ltd., the controlling shareholder of the Company, and each of ten individual investors in a private placement. Pursuant to the Agreement, the Company sold and investors purchased an aggregate of 4,000,000 shares of the Company's common stock for an aggregate consideration of $400,000.

On January 25, 2007, the Company amended its Articles of Incorporation to effect a reverse stock split of the Company's common stock in which every ten (10) outstanding shares would be combined into one (1) share. Please also see
Note 6. All share transactions disclosed in these financial statements give retroactive effect to this 1:10 reverse split.


Note 5 - Additional Paid-In Capital

In connection with the change in control of the Company, on May 31, 2006, the selling shareholders paid off all liabilities (Accounts Payable, Note Payable-Shareholder) of the Company by using their personal funds in an aggregate amount of $11,023, which was recorded as additional paid-in capital.


Note 6 - Transactions with Related Parties

On April 13, 2006, there was a change in control of the Company effected pursuant to a Share Purchase Agreement by and among Todd Crosland, Jana Meyer, Mark Clawson and Dale Gledhill (collectively the "Sellers"), and Kelton Capital Group Limited (the "Buyer"). Each of the Sellers was a director of the Company. Under the Share Purchase Agreement, the Buyer acquired from the Sellers an aggregate of 790,500 shares of the Company's issued and outstanding common stock, representing approximately 86.3% of the Company's outstanding shares at that time, for the aggregate cash purchase price of $539,929.

On May 23, 2006, the Company entered into a stock purchase agreement with Kelton Capital Group Ltd., a company controlled by Stanley Chan, our president and CEO. Under the agreement, Kelton purchased 1,600,000 shares of the Company's common stock at a price of $0.10 per share.


Note 7 - Subsequent Event

On April 21, 2007, the Company entered into an Asset Purchase Agreement with
PT Prima Jasa Energy, an Indonesian crude oil drilling and service corporation ("PJE"), for the acquisition of certain of PJE's assets, including certain heavy drilling equipment, facilities and contract rights associated with its crude oil drilling and service business. The purchase price for the assets is approximately $300,000. The transactions were closed April 30, 2007.

On April 21, 2007, the Company also entered into a long-term Drilling Services Agreement with PJE, pursuant to which PJE will provide crude oil drilling and services to the Company. The Services Agreement commenced on May 1, 2007.









           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





To the Board of Directors and Stockholders
Scientific Energy, Inc.
(A Development stage company)

We have audited the accompanying balance sheet of Scientific Energy, Inc. (A development stage company) (the "Company") as of December 31, 2006 and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements from May 30, 2001 (date of inception), to December 31, 2005. Those statements were audited by other auditors, whose report dated March 31, 2006, gave an unqualified opinion and included a going concern paragraph.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scientific Energy, Inc. at December 31, 2006 and the results of their operations and their cash flows for the fiscal year then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Child, Van Wagoner & Bradshaw, PLLC
---------------------------------------
Child, Van Wagoner & Bradshaw, PLLC
Salt Lake City, Utah
April 11, 2007








                               SCIENTIFIC ENERGY, INC.
                           (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2006


                                    ASSETS


Current Assets:
Cash and cash equivalents.................................      $       369,365
                                                                ---------------
  Total Current Assets....................................              369,365

Property, Plant, & Equipment:
Furniture and fixtures....................................                  152
Office equipment..........................................                1,222
                                                                ---------------
  Total Property, Plant, & Equipment......................                1,374
  Less: Accumulated depreciation..........................                (156)
                                                                ---------------
  Net Fixed Assets........................................                1,218
                                                                ---------------

Total Assets..............................................      $       370,583
                                                                ===============


                        LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities:
Accounts payable..........................................      $            57
                                                                ---------------
  Total Current Liabilities...............................                   57

Stockholders' Equity:
 Preferred stock: par value $0.01, 25,000,000 shares
  authorized; none issued and outstanding.................                    -
Common stock: par value $0.01; 100,000,000 shares authorized;
  4,915,855 shares issued and outstanding.................               49,159
Additional paid-in capital................................            1,234,030
Deficit accumulated during the development stage..........            (912,663)
                                                               ----------------
  Total stockholders' equity..............................              370,526
                                                               ----------------

Total Liabilities and Stockholders' Equity................     $        370,583
                                                               ================



                    See accompanying notes to financial statements









                                        SCIENTIFIC ENERGY, INC.
                                    (A Development Stage Company)
                                       Statements of Operations
                             For the Years ended December 31, 2006 and 2005



                                                                                                      Cumulative
                                                                                                    Since May 30, 2001
                                                                   2006               2005            (Inception)
                                                              ----------------   ----------------   ------------------

Revenue...............................................        $             -     $             -    $               -
                                                              ----------------    ----------------  ------------------

Expenses
Research and development..............................                      -                   -               68,090
General and administrative............................                 35,652              42,185              578,832
                                                              ----------------    ----------------  ------------------
   Total expenses.....................................                 35,652              42,185              641,916

Loss from operations..................................               (35,652)            (42,185)            (641,916)

Other income (expense)
Interest expense......................................                  (100)             (1,967)             (20,207)
Write-down of technology and royalties................                      -                   -            (250,040)
                                                              ----------------    ----------------  ------------------
   Total other expense................................                  (100)             (1,967)            (270,247)

Net loss before taxes.................................               (35,752)            (44,152)            (912,163)

Income tax expense....................................                      -                   -                (500)
                                                              ----------------    ----------------  ------------------

Net loss..............................................        $      (35,752)      $     (44,252)    $       (912,663)
                                                              ================    ================  ==================

Basic and diluted loss per share......................        $        (0.02)      $       (0.12)
                                                              ================    ================

Weighted average common shares outstanding............              1,527,480             382,381
                                                              ================    ================





                                         See accompanying notes to financial statements










                                              SCIENTIFIC ENERGY, INC.
                                           (A Development Stage Company)
                                           STATEMENT OF STOCKHOLDERS' EQUITY
                            FOR THE PERIOD MAY 30, 2001 (INCEPTION) TO DECEMBER 31, 2006



                                                                                               Deficit
                                                                                             Accumulated
                                                                                                Since
                                                                                             May 30, 2001
                                                                                             Inception of
                                                  Common Stock                Paid-In         Development         Total
                                               Shares         Par Value       Capital             Stage          Equity
                                         -----------------  ------------- ----------------  ----------------  --------------
Balance at May 30, 2001 (Inception)                -         $         -    $           -    $            -    $          -

May 30, 2001, Issued Common
 Stock for Technology                         20,000,000         200,000           50,040                 -          250,040

Net Loss                                               -               -                -          (168,773)       (168,773)
                                         ----------------   ------------- ----------------  ---------------- ---------------
Balance at December 31, 2001                  20,000,000         200,000           50,040          (168,773)          81,260

Retroactive Adjustment for 1:17.8
Reverse Stock Split October 24, 2004        (18,876,512)       (188,765)          188,765                  -               -

Retroactive Adjustment for 1:10
  Reverse Stock Split January 25, 2007       (1,011,133)        (10,111)           10,111                  -               -
                                         ---------------   -------------- ----------------  ----------------- --------------

Restated Balance at December 31, 2001           112,355            1,124          248,916           (168,773)         81,260

Net Loss                                              -                -                -           (572,409)      (572,409)
                                         ---------------   -------------- ---------------   ----------------- ---------------
Balance at December 31, 2002                    112,355            1,124          248,916           (741,182)       (491,142)

December 5, 2003, Spin off
  from Parent Company                                 -                -          541,776                  -          541,776

Net Loss                                              -                -                -             (7,379)         (7,379)
                                        ----------------   -------------- ----------------  ----------------- ---------------
Balance at December 31, 2003                    112,355            1,124          790,692           (748,561)          43,255

November 17, 2004, Issued Common
  Stock for Consulting Services                  12,000              120            1,080                   -           1,200

Net Loss                                              -                -                -            (84,098)        (84,098)
                                       ----------------   --------------- ----------------  ------------------ ---------------
Balance at December 31, 2004                    124,355            1,244          791,772           (832,659)        (39,643)

September 9, 2005, Issued
  Common Stock for Debt                         491,500            4,915           44,235                   -          49,150

September 9, 2005, Issued Common
  Stock for Consulting Services                 300,000            3,000           27,000                   -          30,000

Net Loss                                              -                -                -            (44,252)        (44,252)
                                       ----------------  --------------- ----------------- ------------------  --------------
Balance at December 31, 2005                    915,855            9,159          863,007           (876,911)         (4,745)

May 23, 2006, Issued Common
  Stock for Consulting Services              4,000,000            40,000          360,000                   -         400,000

May 31, 2006, contributed capital
   By shareholders                                   -                 -           11,023                   -          11,023

Net Loss                                             -                 -                -            (35,752)        (35,752)
                                        ---------------  ----------------  --------------- ------------------ ---------------
 Balance at December 31, 2006                4,915,855   $        49,159   $    1,234,030  $        (912,663) $       370,526
                                       ================  ================  =============== ================== ===============




                                           See accompanying notes to financial statements









                                          SCIENTIFIC ENERGY, INC.
                                      (A Development Stage Company)
                                         Statements of Cash Flows
                                For the Years Ended December 31, 2006 and 2005



                                                                                                Since May 30, 2001
                                                                                                   Inception of
                                                                      2006              2005     Development stage
                                                               ----------------  --------------  ------------------
Cash Flows from Operating Activities:
Net loss....................................................    $      (35,752)  $     (44,252)   $      (912,663)
Adjustments to reconcile net income to net cash
  used in operating activities:
  Depreciation..............................................                156               -                156
  Write-down of technology and royalties....................                  -               -            250,040
  Stock issued for expenses.................................                  -          30,000             31,200
Changes in operating assets and liabilities:
  Increase (decrease) in accounts payable...................            (1,511)        (20,144)                 57
  Increase (decrease) in accrued expenses...................                  -           1,578                  -
                                                               ----------------  --------------- ------------------
     Net cash used in operating activities..................           (37,107)        (32,818)           (631,210)
                                                               ----------------  --------------- ------------------
Cash Flows from Investing Activities:
 Purchase of property, plant and equipment..................            (1,374)               -             (1,374)
                                                               ----------------  --------------- ------------------
     Net cash used in investing activities..................            (1,374)               -             (1,374)
                                                               ----------------  --------------- ------------------
Cash Flows from Financing Activities:
 Payment on shareholder loan................................                  -               -            (38,617)
 Note payable shareholder...................................            (3,720)          33,299             629,543
 Issuance of common stock...................................            400,000               -             400,000
 Contributed capital by shareholder.........................             11,023               -              11,023
                                                               ----------------  --------------- ------------------
     Net cash provided by financing activities..............            407,303          33,299           1,001,949
                                                               ----------------  --------------- ------------------

Increase in cash and cash equivalents.......................            368,822             481             369,365
                                                               ----------------  --------------- ------------------

Cash and cash equivalents, beginning of period..............                543              62                   -

Cash and cash equivalents, end of period....................    $       369,365   $         543   $         369,365
                                                                ===============   =============   =================


Supplemental disclosure of cash flow information:

  Interest paid in cash.....................................    $            -    $           -    $          6,620
                                                                ===============   ==============  =================
  Income taxes paid in cash.................................    $          100    $           -    $            400
                                                                ===============   ==============  =================


Supplemental Disclosure of non-cash investing and financing activities:


   Common stock exchanged for technology....................    $            -     $          -     $       250,040
                                                                ===============   ==============   ================
   Note payable converted to parent company stock...........    $            -     $          -     $       541,344
                                                                ===============   ==============   ================




                                     See accompanying notes to financial statements










                              SCIENTIFIC ENERGY, INC.
                           (A Development Stage Company)

                             NOTES TO FINANCIAL STATEMENTS




Note 1.  Nature of Operations

Scientific Energy, Inc. (the "Company") was incorporated under the laws of the State of Utah on May 30, 2001. The current business plan of the Company is to acquire energy - related technologies, equipment and crude oil or natural gas fields. As of December 31, 2006, the Company was in the development stage and no agreements have been reached.


Note 2. Summary of Significant Accounting Policies


Cash and Cash Equivalents
-------------------------

For purposes of the statements of cash flows, cash and cash equivalents includes cash on hand and demand deposits held by banks.


Concentration of Credit Risk
----------------------------

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.


Use of Estimates
----------------

The preparation of financial statements in conformity with the accounting principles generally accepted in the United States of America requires the Company to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. The Company continually evaluates these estimates, including those related to its provisions for doubtful trade accounts receivable and obsolete and excess inventory, useful lives for depreciable and amortizable tangible and intangible assets, impairment of long-lived assets including intangible assets and goodwill, income taxes and litigation. These estimates are based on historical information and experience, information that is currently available to the Company, and on various other assumptions that the Company believes to be reasonable considering the circumstances related to and the character of such estimates. Actual results could vary from those estimates, and those variances might be significant.


Property, Plant, and Equipment
------------------------------

Property, plant, and equipment are carried at cost less accumulated depreciation, which is computed using the straight-line method over the useful lives of the assets. Upon disposal of assets, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in income. Property and equipment are depreciated over their estimated useful lives as follows:

     Computer equipment                5 years
     Furniture and fixtures            7 years

Depreciation expense for the years ended December 31, 2006 and 2005 was $156 and $0, respectively.


Loss per Share
--------------

Loss per common stock share is computed pursuant to the provisions of SFAS
No. 128, "Earnings Per Share" (SFAS 128). Under SFAS 128, basic loss per common stock share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock shares outstanding during the period, excluding unvested restricted common stock. Diluted loss per common stock share reflects the additional dilution for all potentially dilutive securities such as unvested restricted common stock and convertible preferred stock.


Reclassification
----------------

Certain reclassifications have been made in the 2005 financial statements to conform with the December 31, 2006 presentation.


Recent Accounting Pronouncements
--------------------------------

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS
157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its consolidated results of operations and financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its results of operations and financial condition.

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue No. 06-3 (EITF 06-3), "How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation)." EITF 06?3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer. EITF 06?3 allows companies to present taxes either gross within revenue and expense or net. If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis. EITF 06?3 is required to be adopted during the first quarter of fiscal year 2008. The Company does not expect the adoption of EITF 06-3 to have a material impact on its results of operations and financial condition.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company's balance sheet and statement of operations and the related financial statement disclosures. Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006. The Company does not expect the adoption of SAB 108 to have a material impact on its results of operations and financial condition.


Note 3 - Principal Stockholder

As of December 31, 2006, Kelton Capital Group Ltd., controlled by Stanley Chan, our president and CEO, owned 2,390,500 shares, or 48.6%, of our common stock. Other than Stanley Chan, no persons own 5% or more of the Company's issued and outstanding shares.


Note 4- Capital Stock

The Company is authorized to issue 100,000,000 shares of common stock, $0.01 par value, and 25,000,000 shares of preferred stock, $0.01 par value. As of December 31, 2006, there were 4,915,855 shares of the Company's common stock issued and outstanding, and none of preferred share was issued and outstanding.

On September 4, 2005, the Company issued 300,000 shares of common stock to its four directors for services rendered. In connection with the issuance of the shares, $30,000 was recorded as consulting expense.

On May 23, 2006, the Company entered into a Stock Purchase Agreement with
Kelton Capital Group Ltd., the controlling shareholder of the Company, and each of ten individual investors in a private placement. Pursuant to the Agreement, the Company sold and investors purchased an aggregate of 4,000,000 shares of the Company's common stock for an aggregate consideration of $400,000.

On January 25, 2007, the Company amended its Articles of Incorporation to effect a reverse stock split of the Company's common stock in which every ten
(10) outstanding shares would be combined into one (1) share.  Please also see
Note 6. All share transactions disclosed in these financial statements give retroactive effect to this 1:10 reverse split.


Note 5 - Additional Paid-In Capital

On January 1, 2004, the president of the Company gave the Company an unsecured line of credit of up to $250,000. The Line carries interest at prime. On September 4, 2005, $49,150 of the note was converted into 491,500 shares of the Company's common stock.

In connection with the change in control of the Company, on May 31, 2006, the selling shareholders paid off all liabilities (Accounts Payable, Note Payable-Shareholder) of the Company by using their personal funds in an aggregate amount of $11,023, which was recorded as additional paid-in capital.


Note 6 - Transactions with Related Parties

On April 13, 2006, there was a change in control of the Company effected pursuant to a Share Purchase Agreement by and among Todd Crosland, Jana Meyer, Mark Clawson and Dale Gledhill (collectively the "Sellers"), and Kelton Capital Group Limited (the "Buyer"). Each of the Sellers was a director of the Company. Under the Share Purchase Agreement, the Buyer acquired from the Sellers an aggregate of 790,500 shares of the Company's issued and outstanding common stock, representing approximately 86.3% of the Company's outstanding shares at that time, for the aggregate cash purchase price of $539,929.

On May 23, 2006, the Company entered into a stock purchase agreement with Kelton Capital Group Ltd., a company controlled by Stanley Chan, our president and CEO. Under the agreement, Kelton purchased 1,600,000 shares of the Company's common stock at a price of $0.10 per share.


Note 7 - Subsequent Event

On January 25, 2007, the Company amended its Articles of Incorporation to effect a reverse stock split of the Company's common stock in which every ten (10) outstanding shares would be combined into one (1) share, which was approved by the majority shareholders of the Company at its Special Shareholder's Meeting held on December 28, 2006. All share transactions discussed in these financial statements give retroactive effect to this 1:10 reverse split.




ITEM 5.06.   CHANGE IN SHELL COMPANY STATUS


As a result of the consummation of the transactions described in Items 1.01 and
2.01 of this Current Report, the Company has ceased being a shell company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements

The Financial Statements of Scientific Energy, Inc. for the year ended December 31, 2006 and the period from January 1, 2007 through March 31, 2007 and the accompanying notes thereto.

(b) Pro Forma Financial Information

    N/A

(c) Exhibits

No.                                     Exhibit
----   -------------------------------------------------------------------------
2.1 Share Purchase Agreement dated April 13, 2006, by and among by Todd Crosland, Jana Meyer, Mark Clawson, Dale Gledhill and Kelton Capital Group Limited (incorporated by reference to Exhibit 10.1 to the registrant's Current Report on Form 8-K/A filed on May 25, 2006).

3.1    Amended Articles of Incorporation dated January 25, 2007.

3.2 Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the registrant's Registration Statement on Form SB-2 filed on June 2,
       2004).

3.3 Bylaws (incorporated by reference to Exhibit 3.2 to the registrant's Registration Statement on Form SB-2 filed on June 2, 2004).

10.1 Form of Stock Purchase Agreement dated as of May 23, 2006 (incorporated by reference to Exhibit 10.1 to the registrant's Current Report on Form 8-K filed on May 23, 2006).

14.1   Code of Business Conduct and Ethics (incorporated by reference to
       Exhibit 14.1 to the registrant's Annual Report on Form 10-KSB filed on April 19, 2007).








                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



SCIENTIFIC ENERGY, INC


By: /s/ Stanley Chan
------------------------------
Name:   Stanley Chan
Title:  Chief Executive Officer and
        Chief Financial Officer


Date: July 17, 2007